EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT, dated as of December 31, 1998, is among TEL-SAVE.com, INC., a Delaware corporation (the "Company"), Daniel M. Borislow, a director, officer, and shareholder of the Company ("Borislow"), Mark Pavol, as Trustee of that certain D&K Grantor Retained Annuity Trust dated June 15, 1998 (the "Trust"), and _______, as Trustee of that certain D&K Grantor Retained Annuity Trust II dated ______, 1998 ("Trust II"). Borislow, the Trust, Trust II, and Affiliates of Borislow may sometimes be referred to herein individually as a "Purchaser" and two or more of them may sometimes be referred to herein as the "Purchasers."

                                    RECITALS:

     A.   Borislow  is  the  owner   beneficially   and  of  record  of  certain
          securities;

     B. Contemporaneously herewith, Borislow and the Company are entering into that certain Severance Agreement and related agreements, and desire to enter into this Registration Rights Agreement in connection therewith.

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Definitions

     "Affiliate" shall have the meaning defined for that term in the rules and regulations promulgated under the Exchange Act.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means Common Stock, par value $.01 per share, of Holdings.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "Registrable Securities" means as of any date the shares of Common Stock of the Company owned of record and beneficially by Borislow or the Trust or Trust II or any Affiliate of Borislow at the date hereof and any Common Stock issued or issuable with respect to any other securities held on the date hereof by any such parties (w) by conversion, (x) by way of stock split, stock dividend or other distribution, (y) in connection with a combination of shares,


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recapitalization,  merger,  consolidation or other  reorganization or (z) in any other way. Any Registrable Security will cease to be a Registrable Security when a Registration Statement covering such Registrable Security has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it may be sold pursuant to Rule 144(k) under the Securities Act or (iii) it has been otherwise transferred, and the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend and it may be resold without subsequent registration under the Securities Act.

     "Registration Statement" means any registration statement of the Company, including the prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement, which relates to Registrable Securities.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Selling Shareholder" shall have the meaning set forth in Section 3(a).

     "Underwriter" means a securities dealer that purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

2.   Purchaser Understandings and Agreements

     Each of the Purchasers agrees that it will not sell, pledge, assign, transfer or otherwise dispose (collectively, "Transfer") of any of such restricted Registrable Securities unless the Transfer will be made pursuant to an exemption from the registration requirements of the Securities Act or pursuant to an effective registration statement under the Securities Act and pursuant to an exemption from any applicable state securities laws or an effective registration or other qualification under any applicable state securities laws. Exemptions from such registration requirements are limited and the Company understands that each of the Purchasers has obtained advice from its own counsel as to the nature and conditions of such exemptions. The Company is under no obligation to register the Registrable Securities except as provided in
Section 3. The Company shall not incur any liability for any delay in recognizing any Transfer of any restricted Registrable Security if the Company reasonably believes that such Transfer may have been or would be in violation of the provisions of applicable law or of this Agreement.

3.   Registration Procedures

     (a) As soon as practicable after the date hereof, the Company shall file, at its sole election, either (A) a Registration Statement on Form S-3 (or its then equivalent) to permit resale of all of the Registrable Securities held by the Purchasers or (B) a "shelf" Registration Statement on Form S-3 (or its then equivalent) with respect to the resale of all of the Registrable Securities held by the Purchasers pursuant to Rule 415 (or any similar provision that may be adopted by the Commission) under the Securities Act; provided that the Company, at its election, may delay such filing or the effectiveness of the Registration Statement, but not beyond the date of filing of its next quarterly or annual report with the Commission under the Exchange Act, whichever is earlier, if the Board of Directors of the Company shall have determined in good faith that such


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filing  or  effectiveness   would  be  detrimental  to  the  Company's  business
interests. The Company shall give twenty (20) days notice to each of the Purchasers of such registration. In its capacity as a holder of Registrable Securities that are to be included in the Registration Statement, each of the Purchasers is sometimes referred to as the "Selling Shareholder".

     (b) The Company agrees to use commercially reasonable efforts to have the Registration Statement described in Section 3(a) declared effective as soon as practicable after the date of filing thereof, but in any event, within sixty
(60) days after such filing, and to keep such Registration Statement effective for a period of not less than two (2) years after effectiveness, except that such Date shall be extended by one day for each day beyond thirty (30) days that the filing of the Registration statement is delayed pursuant to the provisions of Section 4(b).

     (c) Nothing in this Section 3 shall require the Company to file a registration statement for an underwritten offering or to participate therein.

4.   Registration

     In connection with the Registration Statement filed pursuant to Section 3 hereof:

     (a) The Company may require the Selling Shareholders to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing as being necessary or appropriate for completion of the Registration Statement, and each Selling Shareholder agrees to cooperate with the Company in all reasonable respects in connection with the preparation and filing of any Registration Statements hereunder in which such Registrable Securities are included or expected to be included.

     (b) The Selling Shareholders agree that, at any time when any Registration Statement is effective, upon receipt of any written notice from the Company of the happening of any of the following events: (i) any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iv) the existence of any fact (including, without limitation, any fact the disclosure of which at such time the Board of Directors of the Company shall have determined in good faith would be detrimental to the Company's business interests) that results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the


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statements therein (in light of the circumstances under which they were made, in the case of the Prospectus) not misleading (provided that the Company may not exercise this right for more than ninety (90) days in any twelve month period), the Selling Shareholders will forthwith discontinue disposition of Registrable
Securities   pursuant  to  the   Registration   Statement   until  such  Selling
Shareholder's receipt of copies of a supplemented or amended Prospectus that does not contain an untrue statement of a material fact required to be stated
therein  or  necessary  to  make  the  statements   therein,  in  light  of  the
circumstances under which they are made, not misleading, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus and, if so directed by the Company , such Selling Shareholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Shareholder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     (c) The Company shall pay the costs and expenses of preparation and filing of: any Registration Statement filed in accordance with Section 3(a), including the costs of printing and distributing the Registration Statement and any preliminary and final Prospectus, the fees and disbursements of counsel to the Company (including fees and disbursements incurred for "blue sky" matters), the costs and expenses of its accountants, any registration or other fees payable to the Commission, any stock exchange, the National Association of Securities Dealers, Inc., and underwriting or brokerage fees, discounts or commissions and any transfer taxes. All other costs shall be paid by the Selling Shareholder, including fees and disbursements of its counsel. In connection with any such Registration Statement, the Selling Shareholder shall furnish the Company with such information as may be required for inclusion in the Registration Statement or for submission to the Commission concerning the Selling Shareholder, the Shares and any plan of distribution.

     (d) (i) The Selling Shareholders shall indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or asserted claim) insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendments thereto or any Prospectus or preliminary prospectus forming a part thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Selling Shareholder expressly for inclusion in such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement. In connection with an underwritten offering of the Registrable Securities, the Underwriter will enter into an agreement under which such Underwriter will indemnify the Company to the extent that any untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Underwriter specifically for inclusion in the Registration Statement, Prospectus, preliminary prospectus, amendment or supplement.

          (ii) The Company shall indemnify and hold harmless and Selling Shareholder and any of its trustees, directors, officers and partners and each person, if any, who controls the Selling Shareholder within the meaning of
Section 15 of the Securities Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action,


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suit, proceeding or asserted claim) insofar as such losses,  claims, damages and liabilities arise out of or are based upon. any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement and any amendments thereto or any Prospectus or preliminary prospectus forming a part thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except any such untrue statement or alleged untrue statement or omission or alleged omission that is made in reliance upon and in conformity with information furnished by any Selling
Shareholder  in  writing   specifically  for  inclusion  in  such   Registration
Statement,   Prospectus,   preliminary  prospectus,   amendment  or  supplement;
provided, that the Company shall not be liable in any such case to or in respect of a Selling Shareholder to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if such Selling Shareholder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have completely corrected such untrue statement or omission; and provided, further, that the Company shall not be liable in any such case to or in respect of the Selling Shareholder to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended. or supplemented, such Selling Shareholder thereafter fails to deliver (if and to the extent required by the Securities Act) such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security that is the subject thereof from such Selling Shareholder. In connection with any underwritten offering of Registrable Securities, the Company will enter into an agreement under which the Company will agree to indemnify the Underwriters to the same extent as it indemnifies the Selling Shareholders.

          (iii) Any party that proposes to assert the right to be indemnified under this Section 4(d) will promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 4(d), notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party or any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 4(d). In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the


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employment  of  counsel by such  indemnified  party has been  authorized  by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not in fact have employed counsel to assume the defense of such action. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent.

     (e) The Company, obligation to effect registration of Registrable Securities hereunder shall include such qualification under applicable blue sky or other state securities laws as may be necessary to enable the Selling Shareholders to offer and sell the Registrable Securities.

     (f) The Company shall furnish as soon as available to each Purchaser such number of copies of (i) preliminary and final versions of such registration statement and of each amendment, post-effective amendment and supplement thereto (in each case including exhibits), (ii) preliminary and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and (iii) such other documents relating to such registration statement, all as each Purchaser may reasonably request

     (g) The Company shall prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities.

     (h) The Company shall use its best efforts to register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as the Purchasers shall reasonably request, and do any and all other acts and things that may be necessary or advisable to enable each Purchaser to consummate the disposition in such jurisdictions of its Registrable Securities covered by such Registration Statement; provided, however, that Holdings shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or subject itself to taxation in any jurisdiction in which it is not so qualified.

5.   Reporting Requirements

     (a) With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of Shares to the public without registration or a registration on SEC Form S-3, the Company agrees to use its best efforts to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (ii) file with the Commission in a timely manner all reports and other documents required of Holdings under the Securities Act and the Exchange Act; and

          (iii) so long as any of the Purchasers own Registrable Securities, to furnish to the Purchasers forthwith upon request (1) a written statement by the Company as to whether it


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complies with the reporting  requirements  of said Rule 144, the  Securities Act and the Exchange Act, or whether it qualifies as a registrant whose securities may be resold pursuant to SEC Form S-3, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing the Selling Shareholders of any rule or regulation of the Commission
that  would   permit  the  selling  of  the   Registrable   Securities   without
registration.

6.   Opinion of Counsel

     Notwithstanding the other provisions of this Agreement, the condition set forth in the first sentence of Section 2(b) as to each of the Purchasers shall be deemed satisfied upon submission to the Company of an opinion, in form and substance satisfactory to the Company and its counsel, of counsel reasonably satisfactory to the Company and its counsel to the effect that a proposed sale, Transfer or other disposition of the Shares held by such Purchaser may be made without registration under the Act. Upon receipt of such an opinion, the Company will issue a new certificate without the foregoing legend in substitution for any such certificate bearing such legend.

7.   Other Covenants of the Company.

     (a) The Company agrees that in the event that it makes a public or private offering of its debt securities in exchange for cash, to the extent permitted by law the Company will, at the option of Borislow, utilize:
          (i) up to twenty percent (20%) of the net cash proceeds of that offering to the Company after payment of the expenses relating to the offering that are to be borne by the Company (the "Net Cash Proceeds") to repurchase at their then fair market value any convertible subordinated notes of the Company then owned of record and beneficially by Borislow, Trust II, or the Trust; and (ii) up to forty percent (40%) of the Net Cash Proceeds to repurchase at their then fair market value any convertible subordinated notes of the Company then owned of record and beneficially by Borislow, Trust II, or the Trust. Any repurchase under this Section 7(a) shall be made in the following order: first, from Borislow; second, from Trust II; and third, from the Trust. Notwithstanding the foregoing, this Section 7(a) shall not apply to any debt offering by the Company to a bank or financial institution or in a commercial context.

     (b) Without the prior written consent of Borislow, which consent shall not be unreasonably withheld, the Company will not sell or agree to sell all or substantially all its assets or, except in the ordinary course of its business in a financing transaction, encumber all or substantially all of its assets, in one transaction or in a series of related transactions.

     (c) Without the prior written consent of Borislow, which consent shall not be unreasonably withheld, the Company will not merge or consolidate with any other corporation, or agree to do so, will not acquire or agree to acquire any corporation or other business entity, or substantially all of the capital securities of any entity, or substantially all of the assets of any entity, in each case if the consideration


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          paid therefor by the Company is material in nature.  For this purpose,
          materiality   shall  be  determined  as  provided  in  the  rules  and
          regulations promulgated under the Securities Act of 1933, as amended.

     (d) For a period of eighteen (18) months commencing on the date hereof, the Company shall not make any offer or sale of its Common Stock unless and until Borislow has sold or otherwise disposed of all shares of Common Stock now held by him; provided, however, that this Section 8(d) shall not prohibit the Company from offering or selling shares of its Common Stock in connection with any employee benefit plans or stockholder rights distribution; and, provided further, that up to the entire net proceeds from the sale of shares in connection with such employee benefit plans or stockholder rights distributions during the eighteen (18) month period referred to above in this Section shall be used, at Borislow's option and if permitted by applicable law, to purchase Common Stock then owned by Borislow.

     (e) The Company agrees to make available to Borislow upon reasonable notice from Borislow, in connection with one (1) securities offering to be made by Borislow within the next eighteen (18) months, the following Company employees to participate in a standard securities offering "road show" of not longer than five days' duration regarding that offering: the Chief Executive Officer of the Company; and certain other appropriate employees of the Company as designated by such Chief Executive Officer. The Company may delay such participation if the time of such participation requested by Borislow would cause undue hardship on the Company.

8. Representation and Warranty by the Company. The Company represents and warrants to the Purchasers that the execution, delivery, and performance of this Agreement have been duly authorized by the Board of Directors of the Company.

9. Conditions to the Obligations of the Company. Each of the obligations of the Company hereunder is subject to the fulfillment of the following conditions:

     (a) Borislow holds and owns, of record and beneficially, not less than two percent (2%) of the outstanding Common Stock, calculated on a fully-diluted basis.

     (b) There shall not exist a material default or breach by any party other than the Company under this Agreement or any of the following agreements, each of which is being entered into contemporaneously herewith: (a) Severance Agreement between Borislow and the Company;
          (b) Purchase Agreement Regarding the Stock of Emergency Transportation Corporation between Jimlew Capital, L.L.C. and the Company; (c) Exchange Agreement between the Trust and the Company; (d) Agreement of Purchase and Sale of Real Property between Borislow and the Company; and (e) Lease between Borislow and the Company.

10.  Notices


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     All  notices  or other  communications  under  this  Agreement  shall be in writing and shall be deemed to have been given on the date of delivery if delivered by hand or on the fifth date after mailing it by certified mail, postage prepaid, return receipt requested, or on the date of transmission if delivered by facsimile transmission (which shall be followed by delivery of an original copy), addressed as follows:

                              If to the Company:

                              Tel-Save.com, Inc.
                              6805 Route 202
                              New Hope, PA  18938
                              Facsimile No.: 215-862-1083

                              With a copy to:

                              Aloysius T. Lawn, IV, Esquire
                              General Counsel and Secretary
                              Tel-Save Holdings, Inc.
                              6805 Route 202
                              New Hope, PA  18938
                              Facsimile No.:  215-862-1085

                              If to the Purchasers at their respective addresses as set forth opposite their respective signatures below.

     Any of the Company and the Purchasers may from time to time change the address or facsimile number to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section.

11.  Amendment

     Except as otherwise provided herein, this Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

12.  Severability

     If for any reason any provision, paragraph or term of this Agreement is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Agreement shall be deemed to be severable.

13.  Governing Law

     This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

14.  Entire Agreement

     This Agreement consists of all the terms and conditions contained herein and all documents incorporated herein specifically by reference and constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to the rights and obligations provided hereunder.

15.  Construction

     Section headings used herein are included herein for conveniences of reference only and shall not affect the construction of this Agreement nor constitute a part of this Agreement for any other purpose. The words "herein," "hereof," "hereby," "hereto" "hereunder" and words of similar import refer to this Agreement as a whole and not to a paragraph, subparagraph or other subdivision of this Agreement. Defined terms shall include the plural and the singular as the context shall require.

16.  Successors and Assigns

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

17.  Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but together shall be deemed to be one and the same document.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                      Tel-Save.com, Inc.

Witness
-------

------------------------------        By:
Aloysius T. Lawn, Secretary               --------------------------------------
                                          Name:
                                          Title:

Address:                              Borislow


------------------------------
------------------------------
------------------------------        ------------------------------------------

Address:                              The Trust


------------------------------
------------------------------
------------------------------        ------------------------------------------
                                      Mark Pavol, as Trustee of that certain D&K
                                      Grantor  Retained Annuity Trust dated June
                                      15, 1998

Address:                              Trust II

------------------------------
------------------------------
------------------------------        ------------------------------------------
                                      __________________,  as  Trustee  of  that
                                      certain D&K Grantor Retained Annuity Trust
                                      II dated ____________, 1998

                                      Tel-Save.com, Inc.

Witness
-------

                                      By
------------------------------          ----------------------------------------
Aloysius T. Lawn, Secretary               Name:
                                          Title: